UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

AllianceBernstein Small/Mid Cap

Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: January 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Small/Mid Cap Growth Fund

January 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 23, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500 Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500 Growth Index. The market capitalizations of companies in the Russell 2500® Growth Index ranged from approximately $36 million to approximately $5.1 billion as of June 30, 2010. Because the Fund’s definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The

Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities. When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 companies broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

Investment Results

The table on page 5 shows the Fund’s performance compared with the benchmark, the Russell 2500 Growth Index for the six- and 12-month periods ended January 31, 2011.

All of the Fund’s share classes outperformed the benchmark for both the six- and 12-month periods ended

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	1

January 31, 2011, without sales charges. Against a backdrop of sizeable gains for smaller- and mid-cap growth stocks, the Fund generated strong absolute and relative returns for the semi-annual and annual reporting periods. During both the six- and 12-month periods ended January 31, 2011—albeit somewhat intermittently—investors rewarded companies that delivered stronger-than-expected fundamental results. As such, relative returns benefited from the Fund’s Small/Mid- Cap Group Investment Team’s (the “Team’s”) success in identifying such companies.

For both periods, stock selection was the key driver of outperformance. Over the six-month period ended January 31, 2011, stock selection in the technology, health care and consumer/commercial services sectors were the largest contributors to performance. The contribution from stock selection was broad based, with all sectors contributing to relative returns. Over the 12-month period ended January 31, 2011, stock selection in the technology, industrials and health care sectors were the largest contributors to performance. Contribution from stock selection was broad based over the 12-month period as well, with all sectors contributing positively to relative returns with the exception of financials. Sector allocation did not have a material impact on relative returns, although the Fund’s small cash holdings did create a modest drag on relative performance during both the six- and 12-month periods ended January 31, 2011, given the exceptionally strong market backdrop.

The Portfolio did not use leverage or derivatives during the reporting period.

Market Review and Investment Strategy

Bolstered by increased confidence in the sustainability of the economic recovery that began in the middle of 2009, US equities, as represented by the S&P 500 Stock Index, posted their second consecutive year of solid double-digit gains in 2010. Small-cap growth stocks, which tend to be disproportionately sensitive to movements in the economy, as well as to the increase in risk appetites that emerged during the second half of 2010, were by far the strongest performers, almost doubling the gains of the broader market, as represented by the S&P 500 Stock Index. Within the smaller-cap growth universe, as measured by the Russell 2500 Growth Index, more economically-sensitive sectors such as technology, energy and industrials, posted the biggest gains; less cyclically-sensitive sectors of the market, such as consumer staples and health care, were notable laggards.

Driven by the Team’s bottom-up stock selection process, sector allocations changed modestly over the 12-month reporting period. Increases in the Fund’s active exposure to the health care, consumer/commercial services and technology sectors, compared to the benchmark, were offset by a reduction in the relative weight in the industrials and energy sectors. At the end of the reporting period, the Fund was overweight the technology, consumer/ commercial services and health care while the

2	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

underweight financials and industrials and equal weight the energy sector. Of note, the technology overweight skewed toward companies with significant exposure to enterprise spending. Meanwhile, the Fund’s health care exposure has been dominated by an emphasis in health care services holdings, while underweight in the biotechnology and medical devices sub sectors. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund / Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Growth Index nor the S&P 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500® Growth Index represents the performance of 2500 small to mid-cap growth companies within the US. The Standard & Poor’s (S&P®) 500 Stock Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Growth Fund*
Class A	34.42%	51.46%

Class B†	33.81%	50.48%

Class C	33.71%	50.32%

Advisor Class‡	34.45%	51.89%

Class R‡	34.07%	50.99%

Class K‡	34.42%	51.46%

Class I‡	34.67%	52.03%

Russell 2500 Growth Index	24.43%	35.92%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.10% and 0.17% for the six- and 12-month periods ended January 31, 2011, respectively.

† Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	51.46%	45.09%
5 Years	2.16%	1.28%
10 Years	3.62%	3.18%

Class B Shares
1 Year	50.48%	46.48%
5 Years	1.31%	1.31%
10 Years(a)	2.96%	2.96%

Class C Shares
1 Year	50.32%	49.32%
5 Years	1.39%	1.39%
10 Years	2.80%	2.80%

Advisor Class Shares†
1 Year	51.89%	51.89%
5 Years	2.42%	2.42%
10 Years	3.86%	3.86%

Class R Shares†
1 Year	50.99%	50.99%
5 Year	1.89%	1.89%
Since Inception*	5.64%	5.64%

Class K Shares†
1 Year	51.46%	51.46%
5 Year	2.17%	2.17%
Since Inception*	5.93%	5.93%

Class I Shares†
1 Year	52.03%	52.03%
5 Year	2.59%	2.59%
Since Inception*	6.35%	6.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.20%, 2.14%, 1.10%, 1.64%, 1.34% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	33.26%
5 Years	2.71%
10 Years	2.90%

Class B Shares
1 Year	33.84%
5 Years	2.72%
10 Years(a)	2.63%

Class C Shares
1 Year	37.14%
5 Years	2.80%
10 Years	2.50%

Advisor Class Shares†
1 Year	39.33%
5 Years	3.83%
10 Years	3.56%

Class R Shares†
1 Year	38.46%
5 Years	3.32%
Since Inception*	5.25%

Class K Shares†
1 Year	39.08%
5 Years	3.60%
Since Inception*	5.55%

Class I Shares†
1 Year	39.64%
5 Years	4.03%
Since Inception*	5.95%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K, and Class I is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2010		Ending Account Value January 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,344.15	$1,018.70	$7.62	$6.56
Class B	$1,000	$1,000	$1,338.07	$1,014.37	$12.67	$10.92
Class C	$1,000	$1,000	$1,337.11	$1,014.67	$12.31	$10.61
Advisor Class	$1,000	$1,000	$1,344.47	$1,019.86	$6.26	$5.40
Class R	$1,000	$1,000	$1,340.66	$1,017.09	$9.50	$8.19
Class K	$1,000	$1,000	$1,344.15	$1,018.60	$7.74	$6.67
Class I	$1,000	$1,000	$1,346.72	$1,020.32	$5.74	$4.94
*	Expenses are equal to the classes’ annualized expense ratios of 1.29%, 2.15%, 2.09%, 1.06%, 1.61%, 1.31% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $578.8

TEN LARGEST HOLDINGS**

January 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
SXC Health Solutions Corp.	$9,909,698	1.7%
CarMax, Inc.	9,855,076	1.7
LKQ Corp.	9,783,834	1.7
AMETEK, Inc.	9,662,413	1.7
Teradyne, Inc.	9,616,687	1.7
Solutia, Inc.	9,523,509	1.6
Joy Global, Inc.	9,370,978	1.6
Ulta Salon Cosmetics & Fragrance, Inc.	9,123,322	1.6
HMS Holdings Corp.	8,956,643	1.6
Dick’s Sporting Goods, Inc.	8,936,967	1.5
	$94,739,127	16.4%

*	All data are as of January 31, 2011. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Technology – 24.0%
Communications Technology – 3.9%
ADTRAN, Inc.	165,540	$6,808,660
Aruba Networks, Inc.(a)	279,988	6,033,741
Polycom, Inc.(a)	66,200	2,902,870
Riverbed Technology, Inc.(a)	184,718	6,625,835

		22,371,106

Computer Services, Software & Systems – 11.2%
Aspen Technology, Inc.(a)	405,525	5,738,179
Concur Technologies, Inc.(a)	116,890	5,964,897
Fortinet, Inc.(a)	218,426	8,398,480
Informatica Corp.(a)	175,430	8,139,952
MICROS Systems, Inc.(a)	154,840	7,082,381
Red Hat, Inc.(a)	186,220	7,694,610
SuccessFactors, Inc.(a)	219,889	6,403,168
TIBCO Software, Inc.(a)	368,330	8,095,893
VeriFone Systems, Inc.(a)	181,237	7,238,606

		64,756,166

Production Technology Equipment – 1.6%
Teradyne, Inc.(a)	576,540	9,616,687

Semiconductors & Component – 7.3%
Fairchild Semiconductor International, Inc.(a)	490,050	8,722,890
Hittite Microwave Corp.(a)	89,470	5,348,517
International Rectifier Corp.(a)	203,990	6,533,800
Netlogic Microsystems, Inc.(a)	185,941	6,481,903
ON Semiconductor Corp.(a)	693,620	7,664,501
Skyworks Solutions, Inc.(a)	236,700	7,519,959

		42,271,570

		139,015,529

Producer Durables – 20.3%
Air Transport – 1.0%
Atlas Air Worldwide Holdings, Inc.(a)	114,948	5,840,508

Back Office Support HR & Consulting – 2.9%
Manpower, Inc.	129,460	8,359,232
Robert Half International, Inc.	272,410	8,542,778

		16,902,010

International Trade & Diversified Logistics – 1.5%
MSC Industrial Direct Co. – Class A	148,380	8,818,223

Machinery: Industrial – 4.8%
Actuant Corp. – Class A	304,130	8,433,525
Gardner Denver, Inc.	46,430	3,349,460
Joy Global, Inc.	107,490	9,370,978
Middleby Corp.(a)	83,500	6,831,135

		27,985,098

10	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery: Specialty – 1.2%
Bucyrus International, Inc. – Class A	74,460	$6,757,990

Machinery: Tools – 1.5%
Lincoln Electric Holdings, Inc.	126,050	8,536,106

Railroads – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	129,230	6,687,653

Scientific Instruments: Control & Filter – 1.3%
IDEX Corp.	187,780	7,447,355

Scientific Instruments: Electrical – 1.7%
AMETEK, Inc.	236,940	9,662,413

Shipping – 1.1%
Kirby Corp.(a)	141,822	6,628,760

Transportation Miscellaneous – 1.2%
Expeditors International of Washington, Inc.	133,120	6,745,190

Truckers – 0.9%
Knight Transportation, Inc.	284,480	5,422,189

		117,433,495

Consumer Discretionary – 18.5%
Advertising Agencies – 2.6%
Lamar Advertising Co.(a)	190,710	7,025,757
National CineMedia, Inc.	441,250	7,783,650

		14,809,407

Auto Parts – 1.7%
LKQ Corp.(a)	404,960	9,783,834

Diversified Retail – 1.5%
Dollar Tree, Inc.(a)	169,790	8,587,978

Hotel/Motel – 2.7%
Orient-Express Hotels Ltd. – Class A(a)	680,080	8,269,773
Wyndham Worldwide Corp.	270,940	7,621,542

		15,891,315

Household Furnishings – 1.5%
Tempur-Pedic International, Inc.(a)	202,460	8,835,354

Restaurants – 2.6%
Chipotle Mexican Grill, Inc. – Class A(a)	35,800	7,837,336
Panera Bread Co. – Class A(a)	78,470	7,498,593

		15,335,929

Specialty Retail – 5.9%
CarMax, Inc.(a)	301,840	9,855,076
Dick’s Sporting Goods, Inc.(a)	247,630	8,936,967
NetFlix, Inc.(a)	27,990	5,992,099
Ulta Salon Cosmetics & Fragrance, Inc.(a)	246,310	9,123,322

		33,907,464

		107,151,281

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 17.3%
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc.(a)	73,530	$6,163,285
Human Genome Sciences, Inc.(a)	157,700	3,825,802
InterMune, Inc.(a)	83,940	3,136,838
Pharmasset, Inc.(a)	21,133	1,024,105

		14,150,030

Health Care Management Services – 3.6%
Centene Corp.(a)	245,850	6,814,962
Healthspring, Inc.(a)	240,632	7,312,806
Magellan Health Services, Inc.(a)	143,580	6,950,708

		21,078,476

Health Care Services – 6.0%
Emergency Medical Services Corp.(a)	123,680	8,348,400
HMS Holdings Corp.(a)	139,208	8,956,643
SXC Health Solutions Corp.(a)	205,980	9,909,698
WebMD Health Corp. – Class A(a)	139,990	7,318,677

		34,533,418

Medical & Dental Instruments & Supplies – 1.0%
Volcano Corp.(a)	217,890	5,721,791

Medical Equipment – 2.1%
Illumina, Inc.(a)	78,230	5,424,468
NxStage Medical, Inc.(a)	74,341	1,787,158
Sirona Dental Systems, Inc.(a)	111,280	4,875,177

		12,086,803

Pharmaceuticals – 2.2%
Ironwood Pharmaceuticals, Inc.(a)	162,830	1,756,936
Salix Pharmaceuticals Ltd.(a)	98,920	4,052,752
United Therapeutics Corp.(a)	102,290	6,953,674

		12,763,362

		100,333,880

Financial Services – 6.7%
Asset Management & Custodian – 1.1%
Affiliated Managers Group, Inc.(a)	63,090	6,424,455

Banks: Diversified – 0.9%
Iberiabank Corp.	78,354	4,444,239
Signature Bank(a)	16,372	855,273

		5,299,512

Banks: Savings, Thrift & Mortgage Lending – 0.7%
BankUnited, Inc.(a)	133,183	3,729,124

Diversified Financial Services – 3.0%
Greenhill & Co., Inc.	73,890	5,129,444
Lazard Ltd. – Class A	141,260	5,893,367
Stifel Financial Corp.(a)	102,196	6,556,895

		17,579,706

12	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Financial Data & Systems – 1.0%
Alliance Data Systems Corp.(a)	78,900	$5,581,386

		38,614,183

Energy – 6.2%
Oil Well Equipment & Services – 2.8%
FMC Technologies, Inc.(a)	75,690	7,114,860
Oceaneering International, Inc.(a)	68,880	5,319,602
Oil States International, Inc.(a)	56,780	3,847,413

		16,281,875

Oil: Crude Producers – 3.4%
Concho Resources, Inc.(a)	69,850	6,723,063
Range Resources Corp.	113,190	5,644,785
SM Energy Co.	117,173	7,283,474

		19,651,322

		35,933,197

Materials & Processing – 5.0%
Building Materials – 1.0%
Simpson Manufacturing Co., Inc.	199,260	5,927,985

Chemicals: Diversified – 1.7%
Solutia, Inc.(a)	406,640	9,523,509

Diversified Materials & Processing – 1.3%
Hexcel Corp.(a)	388,770	7,394,405

Metal Fabricating – 1.0%
Valmont Industries, Inc.	63,390	5,891,467

		28,737,366

Consumer Staples – 1.5%
Beverage: Soft Drinks – 1.5%
Green Mountain Coffee Roasters, Inc.(a)	251,321	8,439,359

Total Common Stocks (cost $409,233,025)		575,658,290

SHORT-TERM INVESTMENTS – 1.6%
Investment Companies – 1.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(b) (cost $9,366,959)	9,366,959	9,366,959

Total Investments – 101.1% (cost $418,599,984)		585,025,249
Other assets less liabilities – (1.1)%		(6,186,626)

Net Assets – 100.0%		$578,838,623

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $409,233,025)	$575,658,290
Affiliated issuers (cost $9,366,959)	9,366,959
Receivable for investment securities sold	5,688,192
Receivable for capital stock sold	2,660,529
Dividends receivable	45,854

Total assets	593,419,824

Liabilities
Payable for investment securities purchased	11,150,639
Payable for capital stock redeemed	2,649,510
Management fee payable	363,869
Distribution fee payable	114,546
Transfer Agent fee payable	81,520
Administrative fee payable	37,657
Accrued expenses	183,460

Total liabilities	14,581,201

Net Assets	$578,838,623

Composition of Net Assets
Capital stock, at par	$940,788
Additional paid-in capital	552,689,378
Accumulated net investment loss	(1,800,952)
Accumulated net realized loss on investment transactions	(139,415,856)
Net unrealized appreciation on investments	166,425,265

$578,838,623

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$458,466,743	73,804,125	$6.21	*

B	$10,450,038	2,219,635	$4.71

C	$15,882,233	3,364,864	$4.72

Advisor	$75,691,661	11,755,341	$6.44

R	$3,204,193	525,279	$6.10

K	$7,928,817	1,276,617	$6.21

I	$7,214,938	1,132,889	$6.37

*	The maximum offering price per share for Class A shares was $6.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,369,164
Affiliated issuers	6,370	$1,375,534

Expenses
Management fee (see Note B)	1,822,870
Distribution fee—Class A	463,776
Distribution fee—Class B	50,252
Distribution fee—Class C	61,464
Distribution fee—Class R	7,029
Distribution fee—Class K	6,282
Transfer agency—Class A	362,877
Transfer agency—Class B	13,493
Transfer agency—Class C	12,859
Transfer agency—Advisor Class	41,147
Transfer agency—Class R	3,249
Transfer agency—Class K	4,606
Transfer agency—Class I	2,713
Custodian	73,048
Printing	71,858
Administrative	48,392
Registration fees	47,104
Directors’ fees	25,576
Legal	24,840
Audit	18,400
Miscellaneous	10,856

Total expenses		3,172,691

Net investment loss		(1,797,157)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		55,053,460
Net change in unrealized appreciation/depreciation of investments		86,976,602

Net gain on investment transactions		142,030,062

Net Increase in Net Assets from Operations		$140,232,905

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(1,797,157)	$(3,563,579)
Net realized gain on investment transactions	55,053,460	86,544,142
Net change in unrealized appreciation/depreciation of investments	86,976,602	4,611,943

Net increase in net assets from operations	140,232,905	87,592,506
Capital Stock Transactions
Net increase (decrease)	27,905,724	(55,369,944)

Total increase	168,138,629	32,222,562
Net Assets
Beginning of period	410,699,994	378,477,432

End of period (including accumulated net investment loss of ($1,800,952) and ($3,795), respectively)	$578,838,623	$410,699,994

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	17

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Manager”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$575,658,290	$—	$—	$575,658,290
Short-Term Investments	9,366,959	—	—	9,366,959

Total Investments in Securities	585,025,249	—	—	585,025,249
Other Financial Instruments*	—	—	—	—

Total	$585,025,249	$—	$—	$585,025,249

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	19

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are

20	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Manager a fee at an annual rate of ..75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Manager for certain legal and accounting services provided to the Fund by the Manager. For the six months ended January 31, 2011, such fee amounted to $48,392.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $288,129 for the six months ended January 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Manager, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,634 from the sale of Class A shares and received $1,192, $1,591 and $672 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Manager. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Manager, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2011 (000)	Dividend Income (000)
$ 5,769	$77,755	$74,157	$9,367	$6

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	21

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended January 31, 2011 amounted to $374,860, of which $2,256 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Manager.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,914,597, $2,472,058, $215,638, and $176,618 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$229,905,802		$201,545,797
U.S. government securities	– 0	–	– 0	–

22	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$166,734,011
Gross unrealized depreciation	(308,746)

Net unrealized appreciation	$166,425,265

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The Fund did not engage in derivative transactions for the six months ended January 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	23

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010

Class A
Shares sold	4,827,014	2,611,141	$27,525,665	$11,258,983

Shares converted from Class B	181,581	421,583	1,007,494	1,830,352

Shares redeemed	(6,303,824)	(14,203,253)	(34,312,977)	(60,885,982)

Net decrease	(1,295,229)	(11,170,529)	$(5,779,818)	$(47,796,647)

Class B
Shares sold	124,042	189,309	$530,553	$633,378

Shares converted to Class A	(239,175)	(551,709)	(1,007,494)	(1,830,352)

Shares redeemed	(285,297)	(694,593)	(1,168,284)	(2,294,011)

Net decrease	(400,430)	(1,056,993)	$(1,645,225)	$(3,490,985)

Class C
Shares sold	754,760	508,306	$3,395,939	$1,684,248

Shares redeemed	(270,421)	(995,091)	(1,117,861)	(3,281,075)

Net increase (decrease)	484,339	(486,785)	$2,278,078	$(1,596,827)

Advisor Class
Shares sold	5,495,019	892,839	$33,683,640	$3,951,321

Shares redeemed	(684,795)	(1,465,494)	(4,043,723)	(6,354,417)

Net increase (decrease)	4,810,224	(572,655)	$29,639,917	$(2,403,096)

Class R
Shares sold	91,620	223,456	$501,982	$948,054

Shares redeemed	(71,824)	(252,608)	(413,479)	(1,041,308)

Net increase (decrease)	19,796	(29,152)	$88,503	$(93,254)

Class K
Shares sold	779,935	646,226	$4,379,837	$2,802,470

Shares redeemed	(217,088)	(179,799)	(1,136,994)	(762,886)

Net increase	562,847	466,427	$3,242,843	$2,039,584

Class I
Shares sold	25,690	1,023,847	$146,219	$4,299,171

Shares redeemed	(12,391)	(1,498,995)	(64,793)	(6,327,890)

Net increase (decrease)	13,299	(475,148)	$81,426	$(2,028,719)

24	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Manager, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	25

Notes to Financial Statements

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2011.

NOTE H

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2011 will be determined at the end of the current fiscal year. As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(189,493,159	)(a)
Unrealized appreciation/(depreciation)	74,468,711	(b)

Total accumulated earnings/(deficit)	$(115,024,448)

(a)

On July 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $189,493,159 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended July 31, 2010, the Fund utilized $58,234,269 of its capital loss carryforward to offset current year net realized capital gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 4.62		$ 3.72		$ 4.79		$ 6.22	$ 5.60		$ 6.45

Income From Investment Operations
Net investment loss(a)	(.02)		(.04)		(.03)		(.05)	(.05)		(.04)
Net realized and unrealized gain (loss) on investment transactions	1.61		.94		(1.04)		(.52)	1.25		(.22)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.59		.90		(1.07)		(.57)	1.20		(.26)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 6.21		$ 4.62		$ 3.72		$ 4.79	$ 6.22		$ 5.60

Total Return
Total investment return based on net asset value(c)	34.42	%*	24.19	%*	(22.34	)%*	(11.75)%*	21.76%		(5.32)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458,467		$347,184		$320,585		$465,189	$614,019		$593,870
Ratio to average net assets of:
Expenses	1.29	%(d)(e)	1.33	%(e)	1.38%		1.23%	1.20	%(f)	1.23	%(e)
Net investment loss	(.72	)%(d)(e)	(.85	)%(e)	(.93)%		(.95)%	(.89)%		(.64	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.52		$ 2.85		$ 3.71		$ 5.04	$ 4.67		$ 5.51

Income From Investment Operations
Net investment loss(a)	(.03)		(.06)		(.05)		(.08)	(.09)		(.08)
Net realized and unrealized gain (loss) on investment transactions	1.22		.73		(.81)		(.39)	1.04		(.17)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	0		0

Net increase (decrease) in net asset value from operations	1.19		.67		(.86)		(.47)	.95		(.25)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 4.71		$ 3.52		$ 2.85		$ 3.71	$ 5.04		$ 4.67

Total Return
Total investment return based on net asset value(c)	33.81	%*	23.51	%*	(23.18	)%*	(12.60)%*	20.68%		(6.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,450		$9,220		$10,493		$20,792	$35,734		$50,045
Ratio to average net assets of:
Expenses	2.15	%(d)(e)	2.20	%(e)	2.30%		2.07%	2.04	%(f)	2.05	%(e)
Net investment loss	(1.58	)%(d)(e)	(1.72	)%(e)	(1.86)%		(1.79)%	(1.72)%		(1.46	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 3.53		$ 2.86		$ 3.72		$ 5.04	$ 4.66		$ 5.50

Income From Investment Operations
Net investment loss(a)	(.03)		(.05)		(.05)		(.08)	(.08)		(.08)
Net realized and unrealized gain (loss) on investment transactions	1.22		.72		(.81)		(.38)	1.04		(.17)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.19		.67		(.86)		(.46)	.96		(.25)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 4.72		$ 3.53		$ 2.86		$ 3.72	$ 5.04		$ 4.66

Total Return
Total investment return based on net asset value(c)	33.71	%*	23.43	%*	(23.12	)%*	(12.36)%*	20.94%		(6.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,882		$10,159		$9,623		$14,221	$20,773		$26,701
Ratio to average net assets of:
Expenses	2.09	%(d)(e)	2.14	%(e)	2.20%		2.03%	2.00	%(f)	2.01	%(e)
Net investment loss	(1.53	)%(d)(e)	(1.66	)%(e)	(1.75)%		(1.75)%	(1.68)%		(1.44	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 4.79		$ 3.84		$ 4.94		$ 6.38	$ 5.72		$ 6.56

Income From Investment Operations
Net investment loss(a)	(.01)		(.03)		(.02)		(.04)	(.04)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.66		.98		(1.08)		(.54)	1.28		(.22)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.65		.95		(1.10)		(.58)	1.24		(.25)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 6.44		$ 4.79		$ 3.84		$ 4.94	$ 6.38		$ 5.72

Total Return
Total investment return based on net asset value(c)	34.45	%*	24.74	%*	(22.27	)%*	(11.58)%*	22.03%		(5.05)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,692		$33,242		$28,862		$45,739	$73,267		$70,832
Ratio to average net assets of:
Expenses	1.06	%(d)(e)	1.10	%(e)	1.15%		1.00%	.97	%(f)	1.00	%(e)
Net investment loss	(.51	)%(d)(e)	(.62	)%(e)	(.71)%		(.72)%	(.66)%		(.42	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 4.55		$ 3.67		$ 4.74		$ 6.18	$ 5.58		$ 6.45

Income From Investment Operations
Net investment loss(a)	(.03)		(.05)		(.04)		(.07)	(.08)		(.06)
Net realized and unrealized gain (loss) on investment transactions	1.58		.93		(1.03)		(.51)	1.26		(.22)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.55		.88		(1.07)		(.58)	1.18		(.28)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 6.10		$ 4.55		$ 3.67		$ 4.74	$ 6.18		$ 5.58

Total Return
Total investment return based on net asset value(c)	34.07	%*	23.98	%*	(22.57	)%*	(11.99)%*	21.48%		(5.64)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,204		$2,298		$1,960		$2,900	$3,008		$1,974
Ratio to average net assets of:
Expenses	1.61	%(d)(e)	1.64	%(e)	1.63%		1.46%	1.51	%(f)	1.54	%(e)
Net investment loss	(1.04	)%(d)(e)	(1.16	)%(e)	(1.18)%		(1.19)%	(1.22)%		(1.08	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 4.62		$ 3.72		$ 4.79		$ 6.22	$ 5.60		$ 6.45

Income From Investment Operations
Net investment loss(a)	(.02)		(.04)		(.03)		(.04)	(.06)		(.05)
Net realized and unrealized gain (loss) on investment transactions	1.61		.94		(1.04)		(.53)	1.26		(.21)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.59		.90		(1.07)		(.57)	1.20		(.26)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 6.21		$ 4.62		$ 3.72		$ 4.79	$ 6.22		$ 5.60

Total Return
Total investment return based on net asset value(c)	34.42	%*	24.19	%*	(22.34	)%*	(11.73)%*	21.78%		(5.32)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,929		$3,299		$919		$499	$584		$298
Ratio to average net assets of:
Expenses	1.31	%(d)(e)	1.34	%(e)	1.30%		1.17%	1.26	%(f)	1.25	%(e)
Net investment loss	(.76	)%(d)(e)	(.86	)%(e)	(.81)%		(.73)%	(.96)%		(.86	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 4.73		$ 3.78		$ 4.86		$ 6.28	$ 5.63		$ 6.46

Income From Investment Operations
Net investment loss(a)	(.01)		(.02)		(.02)		(.03)	(.03)		(.02)
Net realized and unrealized gain (loss) on investment transactions	1.65		.97		(1.06)		(.53)	1.26		(.22)
Contributions from Manager	– 0	–	– 0	–	.00	(b)	.00 (b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.64		.95		(1.08)		(.56)	1.23		(.24)

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.86)	(.58)		(.59)

Net asset value, end of period	$ 6.37		$ 4.73		$ 3.78		$ 4.86	$ 6.28		$ 5.63

Total Return
Total investment return based on net asset value(c)	34.67	%*	25.13	%*	(22.22	)%*	(11.44)%*	22.23%		(4.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,215		$5,298		$6,035		$11,013	$11,307		$9,372
Ratio to average net assets of:
Expenses	.97	%(d)(e)	.92	%(e)	.93%		.84%	.84	%(f)	.87	%(e)
Net investment loss	(.40	)%(d)(e)	(.45	)%(e)	(.49)%		(.57)%	(.54)%		(.25	)%(e)
Portfolio turnover rate	42%		92%		176%		129%	98%		135%

See footnote summary on page 34.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	33

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Year Ended July 31, 2007
Class A	1.19%
Class B	2.02%
Class C	1.98%
Advisor Class	.96%
Class R	1.50%
Class K	1.25%
Class I	.83%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2011 and years ended July 31, 2010, July 31, 2009 and July 31, 2008 by 0.10%, 1.25%, 0.06% and 0.07%, respectively.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of the AllianceBernstein Small/Mid Cap Growth Fund, Inc. (the “Fund”) was held on November 5, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and with respect to the fifth item of business, changes to the fundamental policy regarding commodities, the required number of outstanding shares were voted in favor of the proposal, and each proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	51,896,855	3,179,329
Michael J. Downey	51,880,318	3,195,866
William H. Foulk, Jr.	51,710,283	3,365,901
D. James Guzy	51,784,570	3,291,614
Nancy P. Jacklin	51,805,690	3,270,494
Robert M. Keith	51,843,465	3,232,719
Garry L. Moody	51,906,094	3,170,090
Marshall C. Turner, Jr.	51,883,664	3,192,520
Earl D. Weiner	51,754,178	3,322,006

	Voted For	Voted Against	Abstained	Broker Non-Votes
5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	38,878,895	3,110,926	2,634,271	10,452,092

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	35

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Bruce K. Aronow(2) , Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT FOR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Small/Mid Cap Growth Fund (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Prior to November 3, 2008, the Fund was known as Mid-Cap Growth Fund, Inc.

3	Future references to the Fund and the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	37

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
Other	75 bp on 1st $500 million 65 bp on next $500 million 55 bp on the balance	$430.2	Small/Mid Cap Growth Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $100,692 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the Fund’s most recent semi-annual period:5

Fund	Total Expense Ratio As of (01/31/10)[6]		Fiscal Year End
Small/Mid Cap Growth Fund	Advisor	1.11%	July 31
	Class A	1.34%
	Class B	2.22%
	Class C	2.15%
	Class R	1.62%
	Class K	1.31%
	Class I	0.91%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the

4	The Fund’s fee schedule was not amended pursuant to the agreement between the Adviser and the NYAG since its schedule has breakpoints that are lower than the growth fee schedule of the NYAG-related master schedule: 75 bp on 1st $2.5 billion, 65 bp on next $2.5 billion, and 60 bp on the balance.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective

7	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	39

advisory fees of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees:8

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Growth Fund	$430.2	U.S. SMID Cap Growth 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.596%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Growth Fund	0.750	0.763	4/11

Lipper also compared the Fund’s total expense ratios in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Growth Fund	1.381	1.381	6/11	1.358	36/67

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

12	The contractual management fee rate would not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

15	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	41

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,465, $935,068 and $11,897 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $691,069 in fees from the Fund.16

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $1,861 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	43

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended January 31, 2010.23

Small-Mid Cap Growth Fund	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	42.86	42.86	41.49	6/11	38/88
3 year	-7.72	-6.99	-5.48	6/10	55/84
5 year	-1.60	-0.22	1.65	8/10	65/77
10 year	-1.73	1.11	0.23	5/7	30/43

18	The Deli study was originally published in 2002 based on 1997 data.
19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance rankings are for the Class A shares of the Fund.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Period Ending January 31, 2010 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Small-Mid Cap Growth Fund, Inc.	42.86	-7.72	-1.60	-1.73	9.72	25.32	-0.05	10
Russell 2500 Growth Index[27]	44.51	-5.47	1.87	-0.55	N/A	25.20	-0.01	10
Russell Mid-Cap Growth Index	47.07	-5.62	2.12	-0.92	N/A	N/A	N/A	N/A
Inception Date: July 7, 1938

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

26	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

27	Prior to November 3, 2008, the Fund’s benchmark was Russell Mid-Cap Growth Index.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	45

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Unconstrained Bond Fund*

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND •	47

NOTES

48	• ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCG-0152-0111

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Small/Mid Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 25, 2011